UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2023

GLOBALTECH CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-56482	82-3926338
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Barron Way Suite 13a, Reno, NV 89511

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 775 624 4817

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 31, 2023, the board of directors of GlobalTech Corporation (the "Company") determined, upon advice of management, that the Company's consolidated ﬁnancial statements and related disclosures included in the Company's Annual Report on Form 10-K for the years ended December 31, 2022 and 2021 and the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 2023 and June 30, 2023 (the "Previously Issued Financial Statements") should be restated because they contain errors as addressed in Financial Accounting Standards Board Accounting Standards Codiﬁcation Topic 250, Accounting Changes and Error Corrections. Accordingly, the Previously Issued Financial Statements issued by the Company should not be relied upon. The Company intends to restate the Previously Issued Financial Statements to correct these errors by amending its Annual Report for the years ended December 31, 2022 and 2021 and its Quarterly Reports for the three months ended March 31, 2023 and six months ended June 30, 2023.

The Company is restating its ﬁnancial statements for the years ended December 31, 2022 and 2021 and quarters ended March 31, 2023 and June 30, 2023 to properly reﬂect the disclosure of the correction of an error related to the Company’s common control acquisition. The correction of an error was not properly reported as a result of material weaknesses in internal control over ﬁnancial reporting. This material weakness consisted of inadequate staffing and supervision within the bookkeeping and accounting operations of our company. The relatively small number of staffs who have bookkeeping and accounting functions prevents us from segregating duties within our internal control system. The inadequate segregation of duties is a weakness which could lead to the untimely identification and resolution of accounting and disclosure matters or could lead to a failure to perform timely and effective reviews.

As of the date of this Current Report, management of the Company has not had suﬃcient time to determine the impact of these errors on its ﬁnancial condition, results of operations or cash ﬂows reported in prior periods. Accordingly, the ﬁnancial condition and results of operations disclosed in prior periods can no longer be relied upon.

FOR THE EFFECT OF THE RESTATEMENT OF THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2022, PLEASE REFER TO THE AMENDMENTS TO OUR FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2022 AND FORM 10-Q FOR THE PERIODS ENDED MARCH 31, 2023 AND JUNE 30, 2023, EXPECTED TO BE FILED BY SEPTEMBER 07, 2023 OR A DATE SOON THEREAFTER.

The Company's Board of Directors and management discussed the matters mentioned herein with CROWE HUSSAIN CHAUDHURY & CO. (CHARTERED ACCOUTANTS), the Company's independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobalTech Corporation

/s/ Dana Green
Chief Executive Officer/President and Director
Date: September 07, 2023

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